Exhibit 99.1

Beneficial Mutual Bancorp, Inc. (MHC)
NASDAQ: BNCL
May 22, 2008

Safe Harbor Statement
This presentation may contain projections and other “forwardlooking statements” within the meaning of the federal securities laws.
These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the “Company”)
regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms suchas “expects,” “believes,” “anticipates,” “intends” and similar expressions.

Management’s ability to predict results or the effect of future plansor strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the
Company’s ability to control costs and expenses, competitive productsand pricing, loan delinquency rates, changes in federal and statelegislation and regulation and other factors that may be described in theCompany’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K and Quarterly Reports onForm 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.

This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants.

Company Profile
Beneficial Mutual Bancorp, Inc.

Holding Company for Beneficial Bank

Founded in 1853

Oldest and largest bank headquartered in Philadelphia
72 branches

40 in Pennsylvania
32 in New Jersey

IPO Date: July 2007

Ticker: BNCL

Website: www.thebeneficial.com

Acquired FMS Financial Corp. in July 2007

5th largest publicly traded MHC in U.S.

Market Cap.: $922 million

Average Daily Volume: 125,954 shares

Assets: $3.7 billion

Deposits: $2.6 billion

Loans: $2.2 billion

Branch Map

Attractive Demographics
.Strong foothold in some of the region’s most attractive
markets

.Opportunity for market share gains in high growth andaffluent markets

Projected
Projected Household
Population Median Income
Market Beneficial Market Total Change Household Change

(DollarValuesinThousands)

Rank Deposits Share Population 2007-2012 Income 2007-2012

NewJersey
Burlington 4 $920,270 10.94% 457,939 4.92% $74,551 16.0%
Camden 18 $38,933 0.42% 522,763 1.97% $60,103 15.8%

Pennsylvania
Philadelphia 7 $1,267,923 2.85% 1,475,892 (1.93%) $39,541 17.5%
Delaware 8 $302,778 3.33% 562,286 1.20% $65,392 19.8%
Montgomery 16 $267,849 1.32% 789,528 3.58% $79,785 21.3%
Bucks 23 $102,285 0.84% 638,174 4.64% $78,883 21.2%
Chester 31 $32,973 0.37% 491,334 9.02% $85,956 22.1%

New Jersey 3.72% $69,831 16.4%
Pennsylvania 2.11% $51,375 18.0%
National 6.26% $53,154 17.6%

Note: Deposits as of June 30, 2007Source: SNL Financial

Management Team
Name Position Financial
Services
Experience
. Gerard Cuddy Chief Executive Officer 26 Years
. Joseph Conners Chief Financial Officer 30 Years
. Drew Miller EVP – Lending 35 Years
. Denise Kassekert EVP – Retail 27 Years
. Robert Bush EVP – Insurance & Advisory 27 Years

Recent Hires
Name Position Most Recently With:
. Jim Quinlan Wealth Management Smart & Associates
. Sharon Hammel VP Retail Market Executive Commerce Bank
. Joanne Ryder VP Marketing Commerce Bank
. Rob Lynch VP Financial Analysis Citizens Bank
. Carl Needles VP Retail Market Executive Sovereign Bank
. Tim Merrell VP Cash Management Commerce Bank
. Dan McMahon Commercial Lender Republic First Bank
. Dave Segal Commercial Lender Third Federal Bank

Total Assets
Total Assets ($mm)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,333
$2,392
$2,300
$3,558
$3,699
2004 2005 2006 2007 03/31/08

Credit CultureCredit Culture Credit CultureCredit Culture
. Disciplined underwriting through all credit cycles
. No subprime lending
. Portfolio lender
. Diverse portfolio
Commercial
Consumer
Residential
. In-market lender and local decision maker
. Proactive portfolio management

Loans
Loans ($mm)
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,575
$1,733
$1,689
$2,121
$2,156
2004 2005 2006 2007 03/31/08

Loan Mix
Consumer
28.6%
C&I
6.2%
Home Equity22.5% 1 -4 family
16.5%
CRE
26.2%
March 31, 2007
Consumer
18.4%
C&I
7.3%
Home Equity17.7%
1 -4 family
23.2%
CRE
33.4%
March 31, 2008

Credit Quality
Non-Performing Assets / Total Assets
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%

0.14% 0.15% 0.15%
0.22%
0.35%
0.16%
2003 2004 2005 2006 2007 03/08

Loan Loss Reserves / Gross Loans
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%

1.09%
0.99% 1.03%
1.10%
0.95%
1.13%
2003 2004 2005 2006 2007 03/08

Deposits
Total Deposits ($mm)
$3,000

$2,500

$2,000

$1,500

$1,000

$500

$0

$1,655 $1,678
$2,465
$2,554
$1,598
2004 2005 2006 2007 03/31/08

Deposit Mix
Interest
Checking
10.4%
Time
51.5%
Savings and
Money
Market
33.5%
Non-
Interest
Bearing DDA
4.6%
Interest
Checking
15.8%
Time
40.6%
Savings and
Money
Market
34.1%
Non-
Interest
Bearing DDA
9.5%
March 31, 2007March 31, 2008

Substantial Capital
Capital ($mm)
$650
$619 $614
$600
$550
$500
$450
$400
$350
$300
$250 $258 $270 $269 $272
$200
2003 2004 2005 2006 2007 03/08
$270 $278 $280
$476
$258
$480
Total Equity
Tangible Equity

Insurance & Wealth Management
. Beneficial Insurance Services, LLC
. Paul Hertel & Co., acquired in January 2005
. CLA Agency, Inc. acquired in October 2007
Experienced and innovative management team
Diverse lines of business, products and insurance providers
Commercial Property & Casualty
Health, Life and Employee Benefits
Professional Liability
Personal Lines for High Net Worth Individuals
Niche marketer with exclusive programs
Cross-sell opportunities
.Beneficial Advisors, LLC
New management with successful track record
Client centered and solution driven sales process
Life events approach
Open architecture investment management platform
Independent non-biased product offerings
Cross-sell opportunities

Historical Income Statement
(DollarValuesinThousands)
Net Interest Income $66,137 $65,728 $64,430 $84,120 $27,118
Provision (2,400) (1,703) (1,575) (2,470) (300)
Non-Interest Income 3,168 10,862 10,531 13,372 7,335
+Non-Interest Expense (50,577) (56,961) (59,439) (101,032) (25,892)
Pre-Tax Earnings 16,328 17,926 13,947 (6,010) 8,261
Tax Expense (4,704) (4,728) (2,322) 4,465 (2,200)
Reported Net Income $11,624 $13,198 $11,625 ($1,545) $6,061
Adjustment for Charitable Foundation Expense (After Tax) 6,495
Adjustment for Reduction In Force (After Tax) 2,539
Adjusted Net Income $11,624 $13,198 $11,625 $7,489 $6,061
Adjusted ROAA 0.51% 0.56% 0.49% 0.26% 0.67%

Year Ended YTD
2004 2005 2006 2007 3/31/08
(+) Non-interest expense includes one-time costs associated with recent company transition

Historical Performance
Net Interest Margin
*3.60%
3.40%
3.20%

%3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2004 2005 2006 2007 03/08

3.17%
3.30%
2.87%
2.90%
3.03%
2.883.09%
3.21%
2.78% 2.44%
BNCL Peers
Non-Interest Income / Average Assets
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%

0.46%
0.49%
0.80%
0.45%0.46%
0.14%
0.57%
0.44%
0.50%0.47%
BNCL Peers
*

2004 2005 2006 2007 03/08

Non-Interest Expense / Average Assets
*
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
2004 2005 2006 2007 03/08

4.00%

2.40% 2.52%
1.70% 1.73% 1.67% 1.63%
2.80%
Peers 3.58%
2.22%
1.80%
BNCL +
(*) Peer group includes ISBC, TRST, DCOM, FFIC, WSFS, PBNY, KRNY, PVSA, OCFC
(+) NIE / AA includes one-time costs associated with recent company transition

Valuation Analysis
Price /
Fully
Total Conv. Core Div.
Assets TBV TBV Assets Deposits Deposits Revenue Yield
Company St. Ticker ($mm) (%) (%) (%) (%) (%) (x) (%)
TFS Financial Corporation (MHC) OH TFSL 10,461 201 89 38.7 49.0 59.7 15.4 1.64
Capitol Federal Financial (MHC) KS CFFN 8,035 347 107 37.5 74.9 88.9 22.3 4.92
Northwest Bancorp, Inc. (MHC) PA NWSB 6,853 269 105 17.2 21.3 24.1 5.0 3.61
Investors Bancorp, Inc. (MHC) NJ ISBC 5,919 188 94 26.1 39.7 47.6 15.4 0.00
Kearny Financial Corp. (MHC) NJ KRNY 2,060 198 86 38.1 58.0 67.7 16.2 1.80
Wauwatosa Holdings, Inc. (MHC) WI WAUW 1,777 200 85 22.8 37.4 46.8 9.8 0.00
ViewPoint Financial Group (MHC) TX VPFG 1,770 199 98 22.9 29.5 33.5 5.6 1.74
Rockville Financial, Inc. (MHC) CT RCKB 1,327 172 92 20.2 28.1 28.5 6.2 1.46
Oritani Financial Corp. (MHC) NJ ORIT 1,406 222 93 44.8 89.5 101.1 16.5 0.00

HIGH 10,461 347 107 44.8 89.5 101.1 22.3 4.92
LOW 1,327 172 85 17.2 21.3 24.1 5.0 0.00
MEAN 4,401 222 94 29.8 47.5 55.3 12.5 1.69
MEDIAN 2,060 200 93 26.1 39.7 47.6 15.4 1.64

Beneficial Mutual Bancorp, Inc. (MHC) BNCL 3,699 194 100 24.9 36.1 41.4 8.1 0.00

Source: SNL Financial; stock price data as of May 20, 2008

Stock Price Performance
Since BNCL IPO
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
07/13/07 08/13/07 09/13/07 10/14/07 11/14/07 12/15/07 01/15/08 02/15/08 03/17/08 04/17/08 05/18/08
+
BNCL ACBQ Index SNL MHC Index
+ Represents the American Community Bankers Index
As of May 20, 2008Source: SNL Financial

The New Beneficial
. New capital to fund continued growth
. New incentive programs to drive growth andprofitability
. Newly expanded customer base to market andcross-sell Beneficial’s suite of products
. New retail sales leaders to accelerate culture change
. New branding campaign and strategic initiatives toyield continued growth and enhanced performance